UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2011

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2011, the Board of Directors (the “Board”) of UnitedHealth Group Incorporated (the “Company”) approved the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), subject to approval by the Company’s shareholders at the 2011 Annual Meeting held on May 23, 2011 (the “Annual Meeting”). The Company’s shareholders approved the 2011 Plan at the Annual Meeting. The 2011 Plan succeeds the Company’s 2002 Stock Incentive Plan (the “2002 Plan”) and incorporates shares subject to previously granted and outstanding awards under the 2002 Plan.

There are 168,103,375 shares subject to the 2011 Plan, which includes 118,103,375 shares subject to outstanding awards under the 2002 Plan. The Compensation and Human Resources Committee of the Board (the “Compensation Committee”) will determine who receives awards, the types and amounts of awards and the terms and conditions of awards. No new awards may be granted more than ten years after February 9, 2011 but the term of individual awards may extend beyond this date.

A more complete description of the terms of the 2011 Plan can be found in “Proposal No. 4 — Approval of UnitedHealth Group 2011 Stock Incentive Plan” (pages 79 through 85) in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2011.

On May 24, 2011, the Compensation Committee approved the form of equity award certificates listed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 pursuant to which directors and executive officers of the Company may receive equity awards under the Company’s 2011 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2011, the Company held its Annual Meeting. There were 945,572,758 shares of common stock represented either in person or by proxy at this meeting. The shareholders of the Company voted as follows on the following matters at the annual meeting:

1.	Election of Directors. The ten directors were elected at the annual meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
William C. Ballard, Jr.	797,800,368	71,639,839	3,741,406	72,391,145
Richard T. Burke	801,838,790	67,581,882	3,760,941	72,391,145
Robert J. Darretta	861,625,258	7,685,106	3,871,249	72,391,145
Stephen J. Hemsley	864,390,067	5,209,255	3,582,291	72,391,145
Michele J. Hooper	847,963,378	21,412,811	3,805,424	72,391,145
Rodger A. Lawson	866,799,438	2,548,116	3,834,059	72,391,145
Douglas W. Leatherdale	792,160,811	77,229,704	3,791,098	72,391,145
Glenn M. Renwick	853,218,654	16,118,023	3,844,936	72,391,145
Kenneth I. Shine, M.D.	864,336,545	5,077,544	3,767,524	72,391,145
Gail R. Wilensky, Ph.D.	756,202,894	113,368,532	3,610,187	72,391,145

2.	Approval, by a non-binding advisory vote, of executive compensation. The approval of the Company’s executive compensation was approved by a non-binding advisory vote based upon the following vote:

For	Against	Abstain	Broker Non-Votes
841,405,369	24,403,026	7,373,218	72,391,145

3.	Recommendation, by a non-binding advisory vote, of the frequency of holding a Say-on-Pay vote. Shareholders recommended by a non-binding advisory vote holding the Say-on-Pay vote every year based upon the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
747,547,969	2,083,310	118,634,393	4,915,941	72,391,145

4.	Approval of the UnitedHealth Group 2011 Stock Incentive Plan. The UnitedHealth Group 2011 Stock Incentive Plan was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
698,355,247	170,696,795	4,129,571	72,391,145

5.	Approval of an amendment to the UnitedHealth Group 1993 Employee Stock Purchase Plan to increase the number of shares of common stock issuable thereunder. The amendment to the UnitedHealth Group 1993 Employee Stock Purchase Plan was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
856,524,914	12,845,651	3,811,048	72,391,145

6.	Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 was ratified based upon the following votes:

For	Against	Abstain
909,091,458	32,458,101	4,023,199

Item 7.01	Regulation FD Disclosure.

Senior members of the Company’s management team will be making a presentation at the Sanford C. Bernstein 27th Annual Strategic Decisions Conference in New York, New York on June 1, 2011 at 9:00 a.m., Eastern Time. The presentation will focus on the Company’s business strategy and overall position.

The Company will have an audio webcast from the Investors page of its website at www.unitedhealthgroup.com, and will post a copy of the presentation on the Investors page of its website.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

10.1.	Form of Agreement for Restricted Stock Unit Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.2.	Form of Agreement for Non-Qualified Stock Option Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.3.	Form of Agreement for Performance-based Restricted Stock Unit Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.4.	Form of Agreement for Stock Appreciation Right Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.5.	Form of Agreement for Restricted Stock Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.6.	Form of Agreement for Deferred Stock Unit Award to Directors under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.7.	Form of Agreement for Initial Deferred Stock Unit Award to Directors under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors

Exhibit Index

Exhibit	Description

10.1	Form of Agreement for Restricted Stock Unit Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.2	Form of Agreement for Non-Qualified Stock Option Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.3	Form of Agreement for Performance-based Restricted Stock Unit Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.4	Form of Agreement for Stock Appreciation Right Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.5	Form of Agreement for Restricted Stock Award to Executives under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.6	Form of Agreement for Deferred Stock Unit Award to Directors under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011

10.7	Form of Agreement for Initial Deferred Stock Unit Award to Directors under the Company’s 2011 Stock Incentive Plan, effective as of May 24, 2011